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                       SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) SEPTEMBER 20, 2004
                                                        ------------------

                              INTERMET CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)

           GEORGIA                     0-13787                 58-1563873
           -------                     -------                 ----------
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)

      5445 CORPORATE DRIVE, SUITE 200                           48098-2683
            TROY, MICHIGAN                                      ----------
            --------------
  (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number including area code:          (248) 952-2500
                                                            --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

                  On September 20, 2004, the board of directors of INTERMET Corporation adopted an Employee Retention Plan. The plan provides for the payment of bonuses to certain key employees of INTERMET, as identified by the board, if those employees continue their employment with the Company through December 31, 2005. The amount of bonus a participant in the plan may receive will be calculated based on a percentage of that person's annual salary as of September 20, 2004 and the actual time the participant works between September 20, 2004 and December 31, 2005. In the event the participant's employment terminates prior to December 31, 2005, that person may be eligible for a pro rata bonus payment if certain conditions (as set forth in the plan) are met. The bonuses will be paid no later than June 30, 2006. Approximately 100 INTERMET employees have initially been designated by the board as participants in the plan, including the Company's President and CEO, VP -- Finance and CFO, VP -- Sales and Marketing and VP and General Counsel. A copy of the plan is attached hereto as Exhibit 10.1.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits:
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         The following exhibit is being furnished herewith:

         10.1     INTERMET Corporation Employee Retention Plan.



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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    INTERMET CORPORATION


September 23, 2004                  By:  /s/ Alan J. Miller
                                             Alan J. Miller
                                             Vice President, General Counsel and
                                             Assistant Secretary



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                                  EXHIBIT INDEX

Ex. No.  DESCRIPTION
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10.1     INTERMET Corporation Employee Retention Plan.






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